Exhibit 99.1

American Education Center Signs Strategic Partnership Agreement with

Leading Education and Training Services Provider in China

NEW YORK, Dec. 5, 2017 (GLOBE NEWSWIRE) — American Education Center, Inc. (“AEC” or the “Company”) (OTCQB: AMCT), an emerging growth company providing educational and career enrichment opportunities for Chinese students studying in the United States, and compliance training and advisory services to customers with corporate clients in China, today announced that it has entered into a 5-year Strategic Partnership Agreement (the “Agreement”) with Oxbridge International Education Group (“Oxbridge’), a leading education and training services provider in China. The Agreement is intended to strengthen existing business relationship, and to share resources in marketing and sales, and jointly established a number of programs including but not limited to the Short-term Exchange Program for Outstanding Students, and the Young Chinese-American Start-up/Entrepreneur Center. Pursuant to the Agreement, Oxbridge’s subsidiary, Oxbridge International School will leverage AEC’s proprietary ESL curriculum and training materials to provide educational services.

Max P. Chen, Chairman and Chief Executive Officer of AEC, commented, “We are very excited about this strategic partnership and the possibility of creating more service opportunities for both parties through cooperation and collaboration that are mutually beneficial for both parties. In light of rising market demands for quality educational services, we view partnership with leading players like Oxbridge as a crucial path for our long-term success.”

Peng Zhao, Chairman of Oxbridge, added, “Max and I share the same vision of the education and training services in China, and we firmly believe that the Agreement provides a win-win situation for both parties. We look forward to grow this long-term business relationship and bear fruit together in years to come.”

About Oxbridge International Education Group

Established in 1996 and headquartered in Beijing, Oxbridge International Education Group (“Oxbridge”) is one of the leading education and training services providers in China, providing language training, overseas study consulting, immigration services, overseas real estate purchase services, overseas asset management, study tour, and professional training services, etc. Oxbridge has offices in the U.S., Canada, U.K., Australia and Japan as well as across major cities in China including Tianjin, Shijiazhuang, Hefei, Wuhan, Zhengzhou, Jinan, Xinjiang, Chengdu, and Qingdao. For more information, please visit: www.oxbridgedu.org.

About American Education Center, Inc. (OTCQB: AMCT)

Based in New York with operations in China, we are one of most experienced and recognizable total solutions education advisory services company in the United States. Our customized placement and career advisory services are designed to address the needs of the rising middle-class families in China for quality education and working experience in the U.S. We also deliver customized compliance training and advisory services to customers with corporate clients in China in the food industry to help them meet the local regulatory and compliance requirements and standards. For more information, please visit: www.aec100.com.

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar statements. All statements other than statements of historical fact in this press release are forward-looking statements and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, Further information regarding these and other risks is included in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

Contact:

American Education Center, Inc.

Nancy Qin

(212) 825-0437

f.qin@aec100.com

Investor Relations

Tony Tian, CFA

Weitian Group LLC

(732) 910-9692

tony.tian@weitian-ir.com